ROBOCOM SYSTEMS INTERNATIONAL INC.                                 EXHIBIT 10.19

                                 PROMISSORY NOTE

US$ 50,000.00                                               Massapequa, New York
                                                              September 19, 2000

      FOR VALUE RECEIVED, the undersigned maker, ROBOCOM SYSTEMS INTERNATIONAL INC., a New York corporation (the "Borrower"), hereby unconditionally promises to pay to order of Lawrence B. Klein, an individual residing at 2378 Aron Drive East, Seaford, New York 11783 (the "Lender"), at such account of the Lender as the Lender may designate in writing from time to time, the outstanding principal amount of (a) FIFTY THOUSAND DOLLARS ($50,000.00), or, if less (b) the aggregate unpaid principal amount of all loans made by the Lender to the Borrower pursuant to the letter agreement dated September 19, 2000 (the "Agreement") between the Lender and the Borrower, in same day funds in a single installment on September 19, 2001 (the "Maturity Date").

      Interest shall accrue on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full at the per annum rate equal to the Prime Rate plus two (2%) percent (collectively, the "Base Rate"). For the purposes of this Note, the "Prime Rate" refers to the rate of interest which the principal New York office of Citibank, N.A. establishes as its prime lending rate, as in effect from time to time, but may not necessarily represent the lowest or most favorable rate actually charged to any customer. Interest shall be payable on the Maturity Date.

      Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Any change in the interest rate on this Note shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective. Each determination of an interest rate by the Lender pursuant to any provision of this Note shall be, absent manifest error, presumed to be correct.

      The Lender is authorized to endorse on the schedule annexed hereto and made a part hereof the date and amount of each loan made to the Borrower pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not effect the obligations of the Borrower in respect of such loan.

      Whenever any payment on this Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest on this Note.

      The Borrower shall use the proceeds of this Note for working capital purposes.

      Each payment received by the Lender shall be applied first, against all costs and expenses of the Lender incurred in connection with this Note, second, against accrued and unpaid interest on the outstanding principal balance of this Note, and third, the balance of each such payment shall be applied against the principal hereof.

      In no event shall the interest rate on this Note exceed the maximum interest rate permitted by applicable law. If, notwithstanding, interest in excess of said maximum rate shall be paid hereunder, the excess shall be retained by the Lender as a prepayment of all or part of the unpaid balance of principal. The Borrower may prepay this Note in whole or in part at any time.

      If at any time (i) there occurs a default in the payment by the Borrower of principal or interest pursuant to this Note, (ii) the Borrower is dissolved, becomes insolvent under any law, suspends its present business, or agrees to a merger, bulk sale or transfer of all or substantially all of its assets, (iii) the Borrower commences or has commenced against it any bankruptcy or insolvency proceeding or has a trustee or receiver appointed for it or its assets, or (iv) there occurs a default in the performance of any other obligation of the Borrower under this Note, (collectively, a "Default"), the Lender shall give written notice thereof to the Borrower; provided, however, that, upon the occurrence of an event specified in clauses (i), (ii) or (iii) above, no notice shall be required. Immediately upon the occurrence of an event specified in clauses (i), (ii) or (iii) above, or immediately upon the Lender giving the Borrower notice regarding the occurrence of an event specified in clause (iv) above, the Lender shall be entitled to retain any and all payments previously made pursuant to this Note and all amounts owing pursuant to this Note shall immediately become due and payable. Any amount not paid when due shall continue to bear interest from the due date at the Base Rate or the highest rate then permitted by law (if the Base Rate is then in excess of the maximum rate).

      If a Default occurs, the Lender shall have in addition to its other rights the right to set off against the amounts owing under this Note any amount owing by the Lender in any capacity to the Borrower in any capacity. All rights and remedies of the Lender under applicable law and this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Lender of any right or remedy shall preclude full and timely exercise by the Lender at any time of any right or remedy of the Lender without notice. No waiver shall be effective unless made specifically in writing by the Lender.

      The Borrower promises to pay all costs and expenses, including all reasonable attorneys' fees and disbursements, incurred in the preparation, administration, collection and enforcement of this Note. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. The non-exercise by the Lender of any of its rights under this Note in any particular instance shall not constitute a waiver hereof in that or any subsequent instance.

      The Borrower hereby agrees to indemnify the Lender and to hold the Lender harmless from any loss, liability, cost or expense that the Lender may sustain or incur as a consequence of, in connection with, arising out of or relating to this Note.

      Any notice, request, demand, statement, authorization, approval or consent required or permitted under this Note shall be in writing and shall be made by, and deemed duly given upon, (a) deposit in the United States mail, postage prepaid, registered or certified, return receipt requested, such mailing to be effective 3 business days after mailing, (b) personal delivery, (c) delivery by an overnight courier of recognized reputation (such as Federal Express) or (d) in the case of notice to the Borrower, transmission by telecopier as provided below or to such other address and/or such additional parties as either party may specify by notice given in accordance with this paragraph:

          To Borrower at:   Robocom Systems International Inc.
                            511 Ocean Avenue
                            Massapequa, New York 11758
                            Attn. Secretary
                            Telecopier: 516-799-6479

          To Lender at:     Lawrence B. Klein
                            2378 Aron Drive East
                            Seaford, New York 11783

      This Note may not be changed or terminated orally. This Note shall bind the heirs, legal representatives, successors and assigns of the undersigned and shall enure to the benefit of the Lender and its successors and assigns.

      Each provision of this Note shall survive until all amounts due are paid to Lender's satisfaction and are not subject to any preference period, shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If a court deems any provision invalid, the remainder of this Note shall remain in effect. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

      This Note shall be governed by, and construed an interpreted in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions.

      In any action or other legal proceeding relating to this Note, the Borrower (i) consents to the personal jurisdiction of any State or Federal court located in the State of New York, (ii) waives objection to the laying of venue,
(iii) waives personal service of process, (iv) consents to service of process by registered or certified mail directed to the Borrower at the last address shown in the Lender's records relating to this Note, with such service of process to be deemed completed five days after mailing, (v) waives any right to trial by jury or to assert any counterclaim or setoff or any defenses based upon a statute of limitations or upon a claim of laches, (vi) waives its right to attack any final judgment that is obtained as a direct or indirect result of any such action, and (vii) consents to each such final judgment being sued upon in any court having jurisdiction. In any proceeding, a copy of this Note kept in the Lender's course of business shall be admitted into evidence as an original.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered as of the day and year and at the place first above written.

                                        ROBOCOM SYSTEMS INTERNATIONAL INC.

                                        By: /s/ C. Kenneth Morrelly
                                           -------------------------------------
                                           Name:  C. Kenneth Morrelly
                                           Title: President & Chief Executive
                                                  Officer

                                                                      SCHEDULE A

                       LINE OF CREDIT LOANS AND REPAYMENT
                             OF LINE OF CREDIT LOANS

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                                                       AMOUNT OF                UNPAID
                                                       PRINCIPAL               PRINCIPAL
                                                        OF LOANS                BALANCE               NOTATION
          DATE               AMOUNT OF LOANS             REPAID                OF LOANS                MADE BY
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